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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of UnionBancorp, Inc. of our report dated February 18, 2006 with respect to the consolidated financial statements of UnionBancorp, Inc., which report appears in the Annual Report on Form 10-K of UnionBancorp, Inc. for the year ended December 31, 2005.


                                       /s/  CROWE CHIZEK AND COMPANY LLC
                                       --------------------------------------
                                            Crowe Chizek and Company LLC

Oak Brook, Illinois
May 3, 2006